Exhibit 10.30

Occidental Energy Marketing, Inc. A subsidiary of Occidental Petroleum Corporation	5 Greenway Plaza, Suite 110, Houston, Texas 77046-0521 P. O. Box 27570, Houston, Texas 77227-7570 Phone 713.215.7000

CRUDE OIL CONTRACT AMENDMENT No. 5

VIA FAX:

TO:	Pioneer Natural Resources USA, Inc.
Attn: Contract Management Services
Fax: (972) 969-3574
Trader: Deb Stewart

FROM:	Occidental Energy Marketing, Inc.
Trader: Mark Hafner

RE:	Occidental Contract # 0403-PNR-13606-P	Amendment #5

This Amendment Number 5 to the Crude Oil Contract between Occidental Energy Marketing, Inc. (“OEMI”) and Pioneer Natural Resources USA, Inc. (“Counterparty”) dated March, 2004 (the “Contract”) is entered into as of April 4, 2011.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Parties agree that the Contract is hereby amended effective May 1, 2011 as set forth below.

Change the location differentials on the following leases on the contract and Exhibit “A”:

Lease Name	Old Differential	New Differential
ARTHUR JUDKINS	$0.60	$0.75
BESSIE FREEMAN	$0.60	$0.75
FREEMAN A	$0.60	$0.75
SHACKELFORD COMMINGLE	$0.60	$0.75
MIDKIFF UT	$0.60	$0.75
MIDKIFF DEAN UT TR 17	$0.60	$0.75
MIDKIFF DEAN UT TR 18	$0.60	$0.75
MIDKIFF DEAN UT TR 23	$0.60	$0.75
MIDKIFF DEAN UT TR 24	$0.60	$0.75
MIDKIFF DEAN UT TR 25	$0.60	$0.75
MIDKIFF DEAN UT TR 32	$0.60	$0.75
MIDKIFF DEAN UT TR 33	$0.60	$0.75
MIDKIFF DEAN UT TR 34	$0.60	$0.75
PRESTON SPRABERRY UT TR 43B	$0.60	$0.75
PRESTON, SAM R. TR 38B	$0.60	$0.75
PRESTON SPRBY UT 41B,DT BOWLES	$0.60	$0.75
PRESTON SPRABERRY UT TR 42 B	$0.60	$0.75
PRESTON SPRABERRY UT TR 39B	$0.60	$0.75
SHACKELFORD SPRABERRY UT	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 1	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 3	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 13	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 14	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 15	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 18	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 28	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 29	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 30	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 32	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 33	$0.60	$0.75

Lease Name	Old Differential	New Differential
SHACKELFORD SPRABERRY UT TR 34	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 35	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 36	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 42	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 43	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 44	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 45	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 46	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 54	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 57	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 61	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 62	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 64	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 65	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 6B	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 17C	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 24E	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 24F	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 44B	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 48A	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 50B	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 62B	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 63A	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 70A	$0.60	$0.75
SHACKELFORD SPRABERRY UT TR 71A	$0.60	$0.75
SNOWDEN A-6	$0.60	$0.75
D L HUTT SEC 26	$0.60	$0.75
D L HUTT SEC 28	$0.60	$0.75
JADEE	$0.60	$0.75
NAIL T	$0.60	$1.05
CARLISS JUDKINS	$0.60	$0.95
E E EILAND B	$0.60	$0.95
GERMANIA SPRABERRY UT TR 1	$0.60	$0.95
GERMANIA TRACT 1	$0.60	$0.95
GERMANIA UT TR 113	$0.60	$0.95
JUDKINS H 1, 2	$0.60	$0.95
ODANIEL COMMINGLED	$0.60	$0.95
SNOWDEN A 1-5	$0.60	$0.95
WALTON JUDKINS B	$0.60	$0.95
CARLETON B	$0.60	$1.15
MOBIL NEAL 34	$0.60	$1.15
NEAL 34	$0.60	$1.15

All other terms of the agreement are unchanged.

Agreed to and approved by:
OEMI

/s/ Mark Hafner
Mark Hafner
Director, Crude Oil Acquisitions

Agreed to and approved by:
Pioneer Natural Resources USA, Inc.

04/05/2011

EXHIBIT "A"

CONFIDENTIAL DO NOT COPY, SCAN OR ... RETURNED TO PXD BY 6/17/2011

OEMI's CONTRACT: 0403-PNR-13606-P85
Counter Party Name: Pioneer Natural Resources USA, Inc.
Counter Party Contract Number: OII - 10443
Allegro Contract Number: 201403

INTERFACE	PRODUCT	OPERATOR	LEASE NAME	LEASE EFFECTIVE DATE	CONTROLLED %	COUNTY	STATE	TRANSPORTER	LOCATION DIFFERENTIAL	LOCATION DIFFERENTIAL EFFECTIVE DATE	CONTRACT	PRICE INDEX
7420554720000PIPS	WTI	Pioneer Natural Resources USA, Inc.	ARTHUR JUDKINS	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554730000PIPS	WTI	Pioneer Natural Resources USA, Inc.	[illegible] FREEMAN	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554790000PITS	WTI	Pioneer Natural Resources USA, Inc.	CARLTON B	5/1/2005	100.00000000	Upton	TX	OET Trucks	$1.15	5/1/2011	201403	XP - Midland Sweet
7420554800000PITS	WTI	Pioneer Natural Resources USA, Inc.	CARLTON JUDKINS	5/1/2005	100.00000000	Midland	TX	OET Trucks	$0.95	5/1/2011	201403	XP - Midland Sweet
7420554850000PIPS	WTI	Pioneer Natural Resources USA, Inc.	D L HUTT SEC 25	5/1/2005	100.00000000	Midland	TX	Enterprise Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554870000PIPS	WTI	Pioneer Natural Resources USA, Inc.	D L HUTT SEC 26	5/1/2005	100.00000000	Midland	TX	Enterprise Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554950000PITS	WTI	Pioneer Natural Resources USA, Inc.	E E ELAND B	5/1/2005	100.00000000	Midland	TX	OET Trucks	$0.95	5/1/2011	201403	XP - Midland Sweet
7420554980000PIPS	WTI	Pioneer Natural Resources USA, Inc.	FREEMAN A	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554900001PITS	WTI	Pioneer Natural Resources USA, Inc.	GERMANIA SPRABERRY UT TR 1	5/1/2005	100.00000000	Midland	TX	OET Trucks	$0.95	5/1/2011	201403	XP - Midland Sweet
7420554980001PITS	WTI	Pioneer Natural Resources USA, Inc.	GERMANIA TRACT 1	5/1/2005	100.00000000	Midland	TX	OET Trucks	$0.95	5/1/2011	201403	XP - Midland Sweet
7420552000000PITS	WTI	Pioneer Natural Resources USA, Inc.	GERMANIA UT TR 1/5	5/1/2005	100.00000000	Midland	TX	OET Trucks	$0.95	5/1/2011	201403	XP - Midland Sweet
7420551030000PIPS	WTI	Pioneer Natural Resources USA, Inc.	JADEE	5/1/2005	100.00000000	Midland	TX	Enterprise Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420551300000PITS	WTI	Pioneer Natural Resources USA, Inc.	JUDKINS H 1, 2	5/1/2005	100.00000000	Midland	TX	OET Trucks	$0.95	5/1/2011	201403	XP - Midland Sweet
7420551700000PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD COMMINGLE	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420551900000PIPS	WTI	Pioneer Natural Resources USA, Inc.	MIDKIFF UT	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420551900017PIPS	WTI	Pioneer Natural Resources USA, Inc.	MIDKIFF DEAN UT TR 17	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420551900018PIPS	WTI	Pioneer Natural Resources USA, Inc.	MIDKIFF DEAN UT TR 18	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420551900023PIPS	WTI	Pioneer Natural Resources USA, Inc.	MIDKIFF DEAN UT TR 23	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420551900024PIPS	WTI	Pioneer Natural Resources USA, Inc.	MIDKIFF DEAN UT TR 24	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420551900025PIPS	WTI	Pioneer Natural Resources USA, Inc.	MIDKIFF DEAN UT TR 25	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420551900032PIPS	WTI	Pioneer Natural Resources USA, Inc.	MIDKIFF DEAN UT TR 32	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420551900033PIPS	WTI	Pioneer Natural Resources USA, Inc.	MIDKIFF DEAN UT TR 33	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420551900034PIPS	WTI	Pioneer Natural Resources USA, Inc.	MIDKIFF DEAN UT TR 34	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420552100000PITS	WTI	Pioneer Natural Resources USA, Inc.	MOSS, NEAL 34	5/1/2005	100.00000000	Upton	TX	OET Trucks	$1.15	5/1/2011	201403	XP - Midland Sweet
7420552500000PITS	WTI	Pioneer Natural Resources USA, Inc.	NAIL T	5/1/2005	100.00000000	Martin	TX	OET Trucks	$1.05	5/1/2011	201403	XP - Midland Sweet
7420552800000PITS	WTI	Pioneer Natural Resources USA, Inc.	NEAL 34	5/1/2005	100.00000000	Upton	TX	OET Trucks	$1.15	5/1/2011	201403	XP - Midland Sweet
7420553300000PITS	WTI	Pioneer Natural Resources USA, Inc.	ODANIEL COMMINGLED	5/1/2005	100.00000000	Midland	TX	OET Trucks	$0.95	5/1/2011	201403	XP - Midland Sweet
742055380043BPIPS	WTI	Pioneer Natural Resources USA, Inc.	PRESTON SPRABERRY UT TR 43B	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055380036BPIPS	WTI	Pioneer Natural Resources USA, Inc.	PRESTON, SAM R. TR 36B	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055380041SPIPS	WTI	Pioneer Natural Resources USA, Inc.	PRESTON SPRBY UT 41SLOT BOWLES	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055380042BPIPS	WTI	Pioneer Natural Resources USA, Inc.	PRESTON SPRABERRY UT TR 42 B	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055341530BPIPS	WTI	Pioneer Natural Resources USA, Inc.	PRESTON SPRABERRY UT TR 33D	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200000PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200001PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 1	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200003PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 3	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200013PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 13	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200014PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 14	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200015PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 15	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200018PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 18	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200028PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 28	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200029PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 29	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200030PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 30	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200032PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 32	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200033PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 33	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200034PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 34	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200035PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 35	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200036PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 36	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200042PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 42	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200043PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 43	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200044PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 44	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200045PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 45	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200046PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 46	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200054PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 54	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200057PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 57	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200061PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 61	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200062PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 62	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200064PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 64	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200065PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 65	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554200069PIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 69	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055420017CPIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 17C	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055420024EPIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 24E	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055420024FPIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 24F	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055420044BPIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 44B	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055420048APIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 48A	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055420050BPIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 50B	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055420062BPIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 62B	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055420069APIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 69A	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055420070APIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 70A	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
742055420071APIPS	WTI	Pioneer Natural Resources USA, Inc.	SHACKELFORD SPRABERRY UT TR 71A	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75	5/1/2011	201403	XP - Midland Sweet
7420554300000PITS	WTI	Pioneer Natural Resources USA, Inc.	SNOWDEN A 1-5	5/1/2005	100.00000000	Midland	TX	OET Trucks	$0.95	5/1/2011	201403	XP - Midland Sweet
7420558800000PITS	WTI	Pioneer Natural Resources USA, Inc.	WALTON JUDKINS B	5/1/2005	100.00000000	Midland	TX	OET Trucks	$0.95	5/1/2011	201403	XP - Midland Sweet
7420558300000PIPS	WTI	Pioneer Natural Resources USA, Inc.	SNOWDEN A-8	5/1/2005	100.00000000	Midland	TX	Centurion Pipeline	$0.75